UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 12, 2014

TRIPADVISOR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35362	80-0743202
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 Needham Street

Newton, MA 02464

(Address of principal executive offices) (Zip code)

(617) 670-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of stockholders of TripAdvisor, Inc., a Delaware corporation (the “Company”), was held on June 12, 2014 (the “Annual Meeting”). According to the inspector of elections, the stockholders present in person or by proxy represented 129,078,106 shares of common stock (generally entitled to one vote per share) and 12,799,999 shares of Class B common stock (generally entitled to ten votes per share). The number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes with respect to each proposal voted upon at the Annual Meeting are set forth below.

Proposal 1—Election of directors. The stockholders voted on the election of nine directors of the Company, six of whom were elected by holders of common stock and Class B common stock voting together as a single class (“Combined Stock Nominees”), and three of whom were elected by holders of common stock only (“Common Stock Nominees”), each to serve for a one-year term from the date of his or her election and until such director’s successor is elected or until such director’s earlier resignation or removal. Stockholders voted as follows:

	For	Withheld	Broker Non-Votes
Combined Stock Nominees
Gregory B. Maffei	193,664,006	44,941,436	5,672,655
Stephen Kaufer	213,119,670	25,485,772	5,672,655
Dipchand (Deep) Nishar	237,847,164	758,278	5,672,655
Spencer M. Rascoff	236,790,709	1,814,733	5,672,655
Christopher W. Shean	210,889,614	27,715,828	5,672,655
Sukhinder Singh Cassidy	237,712,180	893,262	5,672,655
Common Stock Nominees
Jonathan F. Miller	109,116,975	1,488,477	5,672,655
Jeremy Philips	109,808,101	797,451	5,672,655
Robert S. Wiesenthal	109,892,944	712,508	5,672,655

Accordingly, the foregoing nominees were elected to the Company’s board of directors.

Proposal 2—Ratification of appointment of independent registered public accounting firm. The stockholders voted on the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
243,601,909	53,834	622,354	0

Accordingly, the appointment of independent registered public accounting firm was ratified.

Proposal 3—Consider stockholder proposal regarding majority voting in director elections. The stockholders voted on a proposal to amend the Company’s corporate governance documents to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of stockholders, with a plurality vote standard retained for contested director elections. Stockholders voted as follows:

For	Against	Abstain	Broker Non-Votes
75,220,867	162,736,197	648,378	5,672,655

Accordingly, the stockholder proposal regarding majority voting was not approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIPADVISOR, INC.

Dated: June 13, 2014	By:	/s/ Linda C. Frazier
Linda C. Frazier
Vice President, Associate General
Counsel and Assistant Secretary

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